SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): October 31, 2001

                           ROHN Industries, Inc.
           (Exact name of registrant as specified in its charter)



Delaware                     File No. 1-8009              36-3060977
(State of incorporation)     (Commission File Number)     (IRS Employer
                                                          Identification No.)




6718 West Plank Road, Peoria, Illinois                        61604
(Address of principal executive offices)                      (zip code)

Registrant's telephone number, including area code:     (309) 697-4400

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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (c)  Exhibits


               Exhibit 99.1 Forbearance Agreement, dated as of October 24, 2001, among ROHN Industries, Inc., certain of its subsidiaries, LaSalle Bank, N.A., as administrative agent, National City Bank, as syndication agent, and the lenders listed therein.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ROHN INDUSTRIES, INC.



Dated:  November 2, 2001                 By:  /s/ James F. Hurley
                                             --------------------------------
                                               James F. Hurley
                                               Chief Financial Officer